Exhibit 10.24

Chief James R. Gray

Osage Nation

P.O. Box 779

Pawhuska OK, 74056

Dear Chief Gray:

Please consider this letter to be approval on the part of the Bureau of Indian Affairs (“BIA”), for the Exploration and Development Agreement dated October 18, 2006, between the Osage Nation and Amvest Osage, Inc. (Amvest). The Effective Date of this agreement is October 18, 2006) which is the day the Agreement was approved by the Osage Minerals Council.

This approval is made under authority granted in 25 CFR Part 226.2(f) which says in part “A contract may be entered into through competitive bidding as outlined in Section 22.6(b), negotiation, or a combination of both. . .” and “. . .The Superintendent may approve any such contract made by the Osage Tribal Council.”

We hope that this agreement results in a long and mutually profitable relationship between the principals, and wish both parties good fortune.

Please direct any questions concerning this correspondence to Charles Hurlburt, Supervisory Petroleum Engineer at (918) 287-5710.

Sincerely,

Superintendent

Similar Letter Sent to Jewell Purcell, Chairperson, Osage Minerals Council

SUBSTITUTED AND REPLACED FIRST AMENDMENT TO

THE EXPLORATION AND DEVELOPMENT AGREEMENT

THIS SUBSTITUTED AND REPLACED FIRST AMENDMENT TO THE EXPLORATION AND DEVELOPMENT AGREEMENT (the “Substituted and Replaced First Amendment”), dated this 18th day of October, 2006, by and between THE OSAGE NATION, as represented by the Osage Minerals Council (the “Council”) in accordance with the Act of June 28, 1906 (34 Stat. 539), as amended, (the “Osage”), by Ms. Jewell Purcell, Chairperson of the Council, under authority of Resolution No.              of the Council, dated October 18, 2006, and AMVEST OSAGE, INC., a Virginia corporation, (“AMVEST”). The Osage and AMVEST are collectively referred to as the “Parties” and individually referred to as a “Party.”

Recitals

WHEREAS, by Exploration and Development Agreement dated July 25, 2005, between the Osage and AMVEST under authority of Resolution No. 31-1196 of the Osage Tribal Council dated July 25, 2005, (the “Exploration and Development Agreement” or the “Agreement”), the Osage granted certain exclusive rights to AMVEST for the leasing, exploration and development of portions of the Osage Mineral Estate with the goal of increasing production from the Osage Mineral Estate; and

WHEREAS, the Osage and AMVEST entered into that certain First Amendment to Exploration and Development Agreement, dated June 21, 2006, under authority of Resolution No. 31-1686 of the Osage Tribal Council dated June 21, 2006 (the “First Amendment”); and

WHEREAS, the responsibility and power to administer and develop the Osage Mineral Estate vest with the Council pursuant to Section 4 of Article XV of the Osage Nation Constitution signed May 6, 2006; and

WHEREAS, the Osage and AMVEST subsequently agreed to substitute and replace the First Amendment, under authority of Resolution No. 1-13 of the Council dated July 28, 2006, and further agreed on September 20, 2006 not to provide AMVEST the right to exchange (at no cost) the Red Rock Undeveloped Leases, as hereinafter defined, for other Coalbed Methane leases within the Osage Mineral Estate; and

WHEREAS, the Osage and Red Rock Exploration, LLC (“RRE”) entered into that certain Exploration and Development Agreement, dated March 14, 2004, (the “Red Rock Concession Agreement”), which, because of RRE’s lack of success and resulting failure to satisfy the drilling commitment thereunder, expired under its own terms; and

WHEREAS, AMVEST has demonstrated that it is technically, operationally and financially capable of successfully developing Coalbed Methane on the Osage Mineral Estate under the Exploration and Development Agreement and, therefore, desires to expand the Available Acreage for the mutual benefit of the Osage and AMVEST; and

WHEREAS, AMVEST desires to incorporate into the Exploration and Development Agreement for leasing and development, the Coalbed Methane development rights associated with acreage relinquished by RRE as a result of the Osage’s termination of the Red Rock Concession Agreement (the “Red Rock Relinquished Acreage”); and

WHEREAS, AMVEST acquired, effective July 1, 2006, certain remaining developed and undeveloped leasehold and other assets of RRE and its affiliate, Copperhead Gathering, LLC, (collectively “Red Rock”), originally acquired and/or developed by Red Rock on the Osage Mineral Estate in conjunction with the Red Rock Concession Agreement (the “Red Rock Assets”); and

WHEREAS, the Osage and AMVEST acknowledge and agree that the Substituted and Replaced First Amendment is intended to enhance the rights and interests of the Osage Mineral Estate royalty interest holders; and

WHEREAS, the Osage and AMVEST now desire to amend the terms and conditions of the Exploration and Development Agreement by deleting the First Amendment in its entirety and replacing it with the following, which shall constitute the Substituted and Replaced First Amendment.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Osage and AMVEST do hereby covenant and agree to substitute and replace the First Amendment in its entirety, as follows:

Agreement

1.	The Osage and AMVEST hereby incorporate into the Available Acreage the Red Rock Relinquished Acreage consisting of approximately 112,480 acres (703 quarter-section tracts, as described on Exhibit “A-2”). The Red Rock Relinquished Acreage shall be considered Available Acreage under the Agreement, as depicted on the Exhibit “A-5” map, and the Area of Interest shall, accordingly, be enlarged to include the acreage within the heavy black boundary line on the Exhibit “A-5” map, as more particularly set forth below. AMVEST shall pay the $4.00/acre Advance Option Payment to convert the Red Rock Relinquished Acreage to Licensed Acreage (from time-to-time as elected by AMVEST).

2.

The Osage hereby approve and support AMVEST’s and NSE’s acquisition of the Red Rock Assets, approve the assignment of the Red Rock Assets from Red Rock to AMVEST and NSE, and shall instruct the BIA to process such assignments. The Red Rock Assets consist of: (i) Coalbed Methane leases and Coalbed Methane, oil and/or gas leases on the Osage Mineral Estate acquired by Red Rock, on which Red Rock owned and operated wells (the “Red Rock Active Leases”), consisting of 9,120 acres (57 quarter-section leases, as described on Exhibit “A-3”); (ii) undeveloped Coalbed Methane leases on the Osage Mineral Estate acquired by Red Rock by payment to the Osage of the required advance option payment and lease bonus consideration pursuant to the Red Rock Concession Agreement (the “Red Rock Undeveloped Leases”), consisting of 33,440 acres (209 quarter-section leases, as described on Exhibit “A-4”); (iii) wells owned and operated by Red Rock on the Red Rock Active Leases; (iv) surface and subsurface production equipment; (v) pipelines and other gas and water production facilities and infrastructure, and (vi) other real and personal property and equipment. The Parties acknowledge and agree that the Red Rock Active Leases are in full force and effect, and that the terms and conditions of the Red Rock Active Leases shall remain unchanged.

3.	The Parties agree that AMVEST may not exchange the Red Rock Undeveloped Leases for other Coalbed Methane leases identified as Available Acreage on the Exhibit “A-5” map; provided, however, in the event any of the Red Rock Undeveloped Leases expires or is terminated, said lease shall be considered Available Acreage and subject to the terms of the Exploration and Development Agreement.

4.	Sections 1(d), 1(e), 1(k), 1(1), 1(m), 1(o), 1(s), 1(t), 1(u) and 1(v) of the Exploration and Development Agreement shall be deleted in their entirety and replaced with the following:

(d) Area of Interest” shall mean all of the property on the Osage Mineral Estate in northeast Oklahoma identified and depicted within the heavy black boundary line on the maps marked Exhibit “A” and Exhibit “A-5,” within which the following are located: (i) Existing Licensed Acreage comprised of 190,000 acres, (ii) Licensed Acreage added by AMVEST during the first year of Phase I consisting of 15,040 acres, (iii) Additional Licensed Acreage (as hereinafter defined) comprised of 42,560 acres, (iv) the Available Acreage (specifically including the Red Rock Relinquished Acreage) from which AMVEST may select the Phase I Acreage, the Phase II Acreage, the Phase III Acreage and the Phase IV Acreage; and (v) the Excluded Acreage.

(e) “Available Acreage” shall mean the acreage within the Area of Interest depicted on Exhibit “A” and Exhibit “A-5,” and more precisely described on Exhibit “A-1,” and Exhibit “A-2,” which is subject to this Agreement and from which AMVEST may select the Phase I Acreage, the Phase II Acreage, the Phase III Acreage and the Phase IV Acreage.

(k) “Exhibit “A-1” shall mean that schedule attached hereto and made a part hereof, consisting of 17 pages, which, as of the Effective Date of the Agreement, sets forth the acreage descriptions of the Existing Licensed Acreage and the Available Acreage.

“Exhibit A-2” shall mean that schedule attached hereto and made a part hereof, consisting of 4 pages, which, as of the effective date of the Substituted and Replaced First Amendment, sets forth the acreage descriptions of the property rights relinquished by Red Rock pursuant to the Red Rock Concession Agreement which expired under its own terms (the Red Rock Relinquished Acreage), consisting of 112,480 acres (703 quarter-section tracts).

“Exhibit A-3” shall mean that schedule attached hereto and made a part hereof, consisting of 1 page, which, as of the effective date of the Substituted and Replaced First Amendment, sets forth the acreage descriptions of the leases previously acquired by Red Rock and either active or held by production (the Red Rock Active Leases), and subsequently purchased by AMVEST, consisting of 9,120 acres (57 quarter-section leases).

“Exhibit A-4” shall mean that schedule attached hereto and made a part hereof, consisting of 2 pages, which, as of the effective date of the Substituted and Replaced First Amendment, sets forth the acreage descriptions of the undeveloped leases recently acquired by Red Rock (the Red Rock Undeveloped Leases), and subsequently purchased by AMVEST, consisting of 33,440 acres (209 quarter-section leases).

“Exhibit A-5” shall mean that map or plat attached hereto and made a part hereof which, as of the effective date of the Substituted and Replaced First Amendment, represents properties previously controlled by Red Rock pursuant to the Red Rock Concession Agreement, and depicts: (i) the addition of lands to the Exhibit “A” Area of Interest, (ii) the addition of lands to the Exhibit “A” Licensed Acreage, (iii) the addition of lands to the Exhibit “A” Available Acreage, and (iv) the addition of lands to the Exhibit “A” Excluded Acreage.

(l) “Existing Licensed Acreage” shall mean the initial 190,000 acres of land depicted on Exhibit “A,” and more precisely described on Exhibit “A-1,” which has previously been identified and accepted by the Parties prior to the Effective Date of the Agreement, and which was subsequently increased by an additional 15,040 acres of Licensed Acreage during the first year of Phase I.

“Additional Licensed Acreage” shall mean the 42,560 acres of land (9,120 acres of Red Rock Active Leases, plus 33,440 acres of Red Rock Undeveloped Leases) depicted on Exhibit “A-5,” and more precisely described on Exhibit “A-3” and Exhibit “A-4,” which have previously been identified and accepted by the Parties prior to the effective date of the Substituted and Replaced First Amendment.

(m) “Horizontal Well” shall mean: (i) any drilling or jetting of a horizontal or near- horizontal lateral into a potentially-productive interval (whether into a coal seam or non- coal formation) from a vertical or slant wellbore including, but not limited to, the drilling or jetting of a long-, medium- or short-radius lateral (as such terms are commonly used in the industry), the long axis of which lateral is oriented approximately parallel to the bedding plane of the formation being drilled into, or (ii) a directionally-drilled, high-angle reach or slant well that requires the use of directional drilling services to (x) access gas or oil resources that may not easily or cost-effectively be accessed from a surface location (i.e., under housing or recreational developments, bodies of water, highways, topographic constraints., etc.), or (y) improve reservoir drainage and/or development economics.

(o) “Licensed Acreage’ shall mean the Existing Licensed Acreage, the 15,040 acres of Licensed Acreage added during the first year of Phase I, the Additional Licensed Acreage, the Phase I Acreage (when and if added), the Phase II Acreage (when and if added), the Phase III Acreage (when and if added), the Phase IV Acreage (when and if added), the Excluded Acreage (when and if added), and the remaining Available Acreage (when and if added), for which AMVEST has the exclusive right to enter into the Leases.

(s) “Phase I Acreage” shall mean the cumulative 89,600 acres of land that may be selected by AMVEST, in its sole discretion, during Phase I from properties identified on Exhibit “A” and Exhibit “A-5,” and more precisely described on Exhibit “A-1,” Exhibit “A-2,” Exhibit “A-3,” and Exhibit “A-4.” During the first year of Phase I, from the Phase I Acreage, AMVEST designated and added 15,040 acres to the Licensed Acreage, thereby leaving 74,560 acres of Phase I Acreage available for AMVEST to select from during the second, third and fourth years of Phase I.

(t) “Phase II Acreage” shall mean the cumulative 89,600 acres of land that may be selected by AMVEST, in its sole discretion, during Phase II after completion of Phase I from properties identified on Exhibit “A” and Exhibit “A-5,” and more precisely described on Exhibit “A-1,” Exhibit “A-2,” Exhibit “A-3,” and Exhibit “A-4.”

(u) “Phase III Acreage” shall mean the cumulative 89,600 acres of land that may be selected by AMVEST, in its sole discretion, during Phase III after completion of Phase II from properties identified on Exhibit “A” and Exhibit “A-5,” and more precisely described on Exhibit “A-1,” Exhibit “A-2,” Exhibit “A-3,” and Exhibit “A-4.”

(v) “Phase IV Acreage” shall mean the 36,160 acres of land that maybe selected by AMVEST, in its sole discretion, during Phase IV after completion of Phase III from properties identified on Exhibit “A” and Exhibit “A-5,” and more precisely described on Exhibit “A-1,” Exhibit “A-2,” Exhibit “A-3,” and Exhibit “A-4.”

5.	Section 2(b) of the Exploration and Development Agreement shall be deleted in its entirety and replaced with the following:

(b) On or around January 31 of each calendar year during the term of this Agreement (commencing in 2007), at a time convenient for the Parties, AMVEST shall make a presentation to the Council and BIA to: (i) review the results of exploration, drilling, production and infrastructure development performed by AMVEST during the preceding calendar year, (ii) present AMVEST’s preliminary plans for exploration and development of Coalbed Methane on the Osage Mineral Estate during the current calendar year, (iii) address any questions or concerns raised by the Council and/or BIA concerning AMVEST’s prior or planned Coalbed Methane exploration and development activity, and (iv) address other issues or concerns raised by the Council and/or BIA concerning this Agreement. The Parties acknowledge, however, that ongoing exploration and development results, evolving gas transportation and market conditions, and other factors, may impact and alter AMVEST’s planned activity during any particular year, in which case AMVEST shall timely advise the Council and BIA as to material changes in AMVEST’s planned exploration and development efforts. The Parties further acknowledge that economic, cultural and technical priorities change over time and therefore agree to cooperate with each other in order to achieve the intent and objectives of the Parties with respect to this Agreement.

6.	The first two sentences of Section 4(a) and the first sentence of Sections 4(b), 4(c) and 4(d) of the Exploration and Development Agreement shall be deleted in their entirety and replaced with the following:

Licensed Acreage. (a) As of the effective date of this Substituted and Replaced First Amendment, the Licensed Acreage is comprised of 247,600 acres of land consisting of: 190,000 acres of Existing Licensed Acreage, plus 15,040 acres of Phase I Acreage added to the Licensed Acreage during the first year of Phase I, plus 42,560 acres of Additional Licensed Acreage, Effective January 1, 2005, Phase I shall commence and during Phase I, AMVEST may, at its election, and in addition to the 15,040 acres of Phase I Acreage added to the Licensed Acreage during the first year of Phase I, elect to specify and include up to 15,040 acres of the Phase I Acreage within the Licensed Acreage during the second year of Phase 1, plus up to 29,760 acres during each of the third and fourth years of Phase I (i.e., cumulative 89,600 acres of Phase I Acreage). [The remaining sentences of Section 4(a) shall remain unchanged.]

(b) Provided, however, if this Agreement extends to Phase II, or if AMVEST has drilled 440 production wells on the Osage Mineral Estate (which shall include 224 production well credits earned by AMVEST prior to the Effective Date of the Exploration and Development Agreement), whichever is earlier, AMVEST may, at its election to be exercised in writing at any time after the commencement of Phase II, or after AMVEST has drilled 440 production wells, elect to specify and include up to 22,400 acres of the Phase II Acreage within the Licensed Acreage during each of the first, second, third and fourth years of Phase II (i.e., cumulative 89,600 acres of Phase II Acreage). [The remaining sentences of Section 4(b) shall remain unchanged.]

(c) Provided, further, if this Agreement extends to Phase III, or if AMVEST has drilled 680 production wells on the Osage Mineral Estate (which shall include 224 production well credits earned by AMVEST prior to the Effective Date of the Exploration and Development Agreement), whichever is earlier, AMVEST may, at its election to be exercised in writing at any time after the commencement of Phase III, or after AMVEST has drilled 680 production wells, elect to specify and include up to 22,400 acres of the Phase III Acreage within the Licensed Acreage during each of the first, second, third and fourth years of Phase III (i.e., cumulative 89,600 acres of Phase III Acreage). [The remaining sentences of Section 4(c) shall remain unchanged.]

(d) Provided, further, if this Agreement extends to Phase IV, or if AMVEST has drilled 920 production wells on the Osage Mineral Estate (which shall include 224 production well credits earned by AMVEST prior to the Effective Date of the Exploration and Development Agreement), whichever is earlier, AMVEST may, at its election to be exercised in writing at any time after the commencement of Phase IV, or after AMVEST has drilled 920 production wells, elect to specify and include all 36,160 acres (or a portion thereof) of the Phase IV Acreage within the Licensed Acreage during any year of Phase IV. [The remaining sentences of Section 4(d) shall remain unchanged.]

7.	In Sections 4(e) and 4(f) of the Exploration and Development Agreement, all references to “1,020 production wells” shall be deleted and replaced with “1,160 production wells,” and all references to “382,480 acres” shall be deleted and replaced with “537,520 acres.” [The rest of Sections 4(e) and 9(f) shall remain unchanged.]

8.	A new Section 9(g) shall be added to the Exploration and Development Agreement, as follows:

(g) Notwithstanding anything to the contrary contained in this Section 9, only the bonus consideration and/or royalty provisions of future Leases may be amended by the Osage and AMVEST, and only in accordance with the following terms and conditions. At least ninety (90) days prior to the conclusion of Phase II, Phase III and Phase IV, the BIA shall notify the Osage and AMVEST (in writing) if the bonus consideration and/or royalty provisions of then-current leases being entered into between the Osage and third parties (“Third-Party Leases”) materially differ from the provisions set forth in Section 9(a) of this Agreement. In the event the BIA has notified the Osage and AMVEST that the bonus consideration and/or royalty provision(s) do differ materially, the bonus consideration and/or royalty provision(s) of the Leases acquired by AMVEST from and after the subsequent phase shall be amended to be consistent with Third-Party Leases, on a Most Favored Nation basis (from AMVEST’s perspective), unless otherwise agreed to by the Parties. The Osage and AMVEST agree that any amendment to the bonus consideration and/or royalty provision(s) of the Leases may consist of increases and/or decreases to the provision(s) to the benefit or detriment of either Party. The terms of all Leases acquired by AMVEST prior to the effective date of any amended Leases shall remain unchanged throughout the terms of the Leases and shall not be subject to revision. The terms of any future amended Leases shall remain unchanged throughout the terms of the amended Leases and shall not be subject to revision.

9.	Section 11(a) of the Exploration and Development Agreement shall be deleted in its entirety and replaced with the following:

(a) As of the Effective Date of the Agreement, the Parties acknowledge and agree that AMVEST has previously drilled an equivalent of 224 production wells. AMVEST’s requirements to extend this Agreement to a subsequent phase shall be as follows: (i) during the four-year term of Phase I commencing on January 1, 2005 and ending on December 31, 2008, AMVEST shall have drilled and completed into a Leased Zone not less than a cumulative of four hundred forty (440) production wells; (ii) during the four- year term of Phase II, commencing on January 1, 2009 and ending on December 31, 2012, AMVEST shall have drilled and completed into a Leased Zone not less than a cumulative of six hundred eighty (680) production wells; (iii) during the four-year term of Phase III, commencing on January 1, 2013 and ending on December 31, 2016, AMVEST shall have drilled and completed into a Leased Zone not less than a cumulative of nine hundred twenty (920) production wells; and (iv) during the four-year term of Phase IV, commencing on January 1, 2017 and ending on December 31, 2020, AMVEST shall have drilled and completed into a Leased Zone not less than one thousand one hundred sixty (1,160) production wells. Therefore, if AMVEST, at its election, proceeds with all of Phases I through IV, AMVEST will have drilled a total of not less than one thousand one hundred sixty (1,160) production wells (including the 224 wells drilled prior to the Effective Date).

10.	In Section 11(c) of the Exploration and Development Agreement, Subsection (ii) of the first sentence which reads “(ii) the recompletion of one (1) existing wellbore by

AMVEST shall be deemed to be equivalent to the drilling and completion of one ‘production well,” shall be deleted and replaced with “(ii) the recompletion of one (1) existing wellbore by AMVEST (including wells previously owned by Red Rock) shall be deemed to be equivalent to the drilling and completion of one ‘production well,” [The rest of Section 11(c) shall remain unchanged.]

11.	Any changes to the terms of Leases (pursuant to Section 9(g)) entered into under the Exploration and Development Agreement which, if occurring, will begin after Phase II and shall be prospective only and shall not apply to any Leases entered into prior to such changes.

12.	The effective date of this Substituted and Replaced First Amendment shall be July 28, 2006, at which time the First Amendment shall be superseded and replaced in its entirety. This Substituted and Replaced First Amendment shall not be construed to affect or otherwise amend the terms and provisions of the Exploration and Development Agreement other than as specifically set forth above.

13.	This Substituted and Replaced First Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

SO AGREED this 18th day of October, 2006.

AMVEST OSAGE, INC.

By:

Its:

THE OSAGE NATION As represented by the Osage Minerals Council

By:

Its:

BIA APPROVAL

To be attached.

Exhibit “A-2”

Attached to and Made a Part of that

Exploration and Development Agreement

Dated July 25, 2005

Red Rock Relinquished Acreage

Township 25 North, Range 8 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
1	NE	NW	SW	SE	22	NE	SW	SE
2	NE	NW	SE		23	NW	SW
3	NE	SE			24	NE	SE
10	NE	SE			25	NE	NW	SW	SE
11	SW				26	NE	NW	SW
12	NE	SW	SE		27	NE	NW	SW	SE
13	NE	NW	SW	SE	34	NE	SW	SE
14	NE	NW	SW		35	NE	NW	SW	SE
15	NE	NW	SW	SE	36	NE	NW	SE

Township 25 North, Range 9 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
1	NE	NW	SW	SE	17	NW	SW
2	NE	NW	SW	SE	18	NE	NW	SW	SE
3	SW	SE			19	NE	NW	SW	SE
4	NE	NW	SW	SE	23	NE	NW
5	NE	NW	SW	SE	24	NW	SW
6	NE	NW	SW	SE	25	SE
7	NE	NW	SW	SE	26	NE
8	NE	NW	SW	SE	29	NW	SW	SE
9	NE	NW	SW	SE	30	NE	NW	SW	SE
10	NE	NW	SW	SE	31	NE	SW	SE
11	NE	NW	SW		32	NE	NW	SW
15	NE	NW			35	NE	SE
16	NE	NW	SW		36	NE

Township 25 North, Range 10 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
3	NE	NW	SW	SE	22	NE	SW	SE
4	NE	NW	SW	SE	23	NE	NW	SW	SE
5	NE	NW	SW	SE	24	NE	NW	SW	SE
6	NE	NW	SW	SE	25	NE	NW	SE
7	NE	SE			26	NE	NW	SW	SE
8	NE	NW	SW	SE	27	NE	NW	SE
9	NE	NW	SW	SE	28	NE	NW	SE
10	SW				29	NE	NW	SW	SE
13	NE	NW	SW	SE	30	NE	NW	SW	SE
14	NE	NW	SW	SE	31	NE	NW	SE
15	NE	NW	SW	SE	32	NW	SW	SE
16	NE	NW	SW	SE	33	SW
17	NE	NW	SW	SE	34	NE	SE
18	NE				35	NE	NW	SW	SE
20	NE	NW	SE		36	NE	NW	SW	SE
21	NE	NW	SW	SE

Township 26 North, Range 8 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
1	NE	NW			19	NE	NW	SW	SE
2	NE				20	NE	NW	SW	SE
3	NE	NW	SW		21	NE	NW	SW	SE
4	NE	NW	SW	SE	22	NE	NW	SW	SE
5	NE	NW	SE		23	NE	NW	SW
6	NE	NW	SW	SE	24	NW
7	NE	NW	SW		25	NE	SW	SE
8	NE	NW	SW	SE	26	NE	NW	SW	SE
9	NW	SW	SE		27	NE	NW	SW
10	NW				28	NE	NW
12	SE				29	NE	NW	SW	SE
13	NE	NW	SE		30	NE	NW	SW	SE
14	NE	SW			31	NE	SW	SE
15	NW	SW	SE		32	NE	NW	SW	SE
16	NE	NW	SW	SE	33	NE	NW	SW	SE
17	NE	NW	SW	SE	34	NE	NW	SW	SE
18	SE				35	NE	NW	SW	SE
					36	NE	NW	SW	SE

Township 26 North, Range 9 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
3	SW				19	NE	SE
4	NE	NW	SW	SE	20	NE	NW	SW
5	NE	NW	SW	SE	21	SE
6	NE	NW	SW	SE	23	SE
7	NE	NW	SW	SE	24	NW	SW
8	NE	SW	SE		28	NE
9	NE	NW	SW	SE	29	NE	NW	SW	SE
10	NW	SW			30	NE	NW	SW	SE
15	SW				31	NW	SW
16	NW				32	NE	NW	SW	SE
17	NE	NW	SW	SE	34	NW
18	NE	NW	SW	SE	35	NE	NW	SW	SE
					36	NE	NW	SW	SE

Township 26 North, Range 10 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
1	NE	NW	SW	SE	17	NW	SW
2	NE	NW	SW		18	NE	NW	SW	SE
3	NE	NW	SW	SE	19	NE	NW	SW	SE
4	NE	NW	SW	SE	22	NE	NW	SW	SE
5	NE	NW	SW	SE	23	NE	NW	SW	SE
6	NW	SW			24	NE	NW	SW	SE
7	NW	SE			25	NE	NW	SW	SE
8	NW	SW			26	NE	NW	SW	SE
10	NE	SE			27	NE	SE
11	NW	SW			28	SE
12	NE	NW	SW	SE	30	NE	NW	SW	SE
13	NE	NW	SE		31	NE	NW	SW	SE
14	NE	NW	SW	SE	32	SW
15	NE	NW	SW	SE

Township 27 North, Range 8 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
3	NE	NW	SW	SE	21	NE	NW	SW	SE
4	NE	SW	SE		22	NE	NW	SW	SE
6	SW	SE			23	NE	NW	SW	SE
7	NE	NW	SW	SE	24	NE	NW	SW	SE
8	NE	NW	SW	SE	25	NE	NW	SW	SE
9	NE	NW	SW	SE	26	NE	NW	SW	SE
10	NE	NW	SW	SE	27	NE	SW	SE
11	NE	NW	SW	SE	28	SW
13	NE	NW	SW	SE	29	NE	NW	SW	SE
14	NE	NW	SW	SE	30	NE	NW	SW	SE
15	NE	NW	SW	SE	31	NE	NW	SW	SE
16	NE	NW	SW	SE	32	NE	NW	SW	SE
17	NE	NW	SW	SE	33	NE	NW	SW	SE
18	NW				34	NE	NW	SW	SE
19	NE	NW	SW	SE	35	NE	NW	SW	SE
20	NE	NW	SW	SE	36	NE	NW	SW	SE

Township 27 North, Range 9 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
1	NE	NW	SW	SE	10	NE	NW	SW	SE
2	NE	NW	SW	SE	19	NE	NW	SW	SE
3	NE	NW	SW	SE	29	NE
4	NE	NW	SW	SE	30	NE	NW	SW	SE
7	SE				31	NE	SE
8	NE	SE			32	NE	NW	SW	SE
9	NE	NW	SW	SE	33	NE	NW	SW	SE

Township 27 North, Range 10 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
23	NE	NW	SW	SE	28	NE	NW	SW	SE
24	NE	NW	SW	SE	33	NE	NW	SW	SE
25	NE	NW	SW		34	NE	NW	SW	SE
26	NE	NW	SW	SE	35	NE	NW	SW	SE
27	NE	NW	SW	SE	36	NE	NW	SW	SE

Total Red Rock Relinquished Acreage: 112,480 Acres

Exhibit “A-3”

Attached to and Made a Part of that

Exploration and Development Agreement

Dated July 25, 2005

Red Rock Active Leases

Township 25 North, Range 9 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
12	SW				23	SW
13	NE	NW	SW	SE	26	NW	SW
14	NE	NW	SW	SE	27	NE	NW	SW	SE
15	SW	SE			29	NE
16	SE				32	SE
20	NE	NW	SW	SE	33	NE	NW	SW	SE
21	NE	NW	SW	SE	34	NE	NW	SW	SE
22	NW	SE			35	NW	SW

Township 25 North, Range 10 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
18	SW	SE			27	SW
19	NW				32	NE
20	SW				33	NE	NW	SE
25	SW				34	NW	SW

Township 26 North, Range 8 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
9	NE
10	SW

Township 26 North, Range 9 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
15	SE
22	NW

Total Red Rock Active Lease Acreage: 9,120 Acres

Exhibit “A-4”

Attached to and Made a Part of that

Exploration and Development Agreement

Dated July 25, 2005

Red Rock Undeveloped Acreage

Township 25 North, Range 9 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
11	SE
12	NE	NW	SW

Township 25 North, Range 10 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
1	NE	NW	SW	SE	11	NE	NW	SW	SE
2	NE	NW	SW	SE	12	NE	NW	SW	SE
7	NW	SW			18	NW
10	NE	SE			19	NE	SE

Township 26 North, Range 9 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
1	NE	NW	SW	SE	21	NE	NW	SW
2	NE	NW	SW	SE	22	NE	SW	SE
3	NE	NW	SE		23	NW
10	NE	SE			24	NE	SE
11	NE	NW	SW	SE	25	NE	NW	SW	SE
12	NE	NW	SW	SE	26	NW	SW	SE
13	NE	NW	SW	SE	27	NE	NW	SW	SE
14	NE	NW	SW	SE	28	NW	SW	SE
15	NE	NW			33	NE	NW	SW	SE
16	NE	SW	SE		34	SW

Township 26 North, Range 10 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
8	NE	SE			28	NE	NW	SW
9	NW	SW			29	NE	NW	SW	SE
16	NE	NW	SW	SE	32	NE	NW	SE
17	NE	SE			33	NE	NW	SW	SE
20	NE	NW	SW	SE	34	NE	NW	SW	SE
21	NE	NW	SW	SE	35	NE	NW	SW	SE
27	NW	SW			36	NE	NW	SW	SE

Township 27 North, Range 9 East

Section No.	1/4	1/4	1/4	1/4	Section No.	1/4	1/4	1/4	1/4
11	NE	NW			23	NE	NW	SW	SE
12	NE	NW	SW	SE	24	NW	SW	SE
13	NW	SW			25	NE	NW	SE	SE
14	NE	NW	SW	SE	26	NE	NW	SW	SE
15	NE	NW	SW	SE	27	NE	NW	SW	SE
16	NE	NW	SW	SE	28	NE	NW	SW	SE
17	NE	NW	SW	SE	29	NW	SW	SE
20	NE	NW	SW	SE	34	NE	NW	SW	SE
21	NE	NW	SW	SE	35	NE	NW	SW	SE
22	NE	NW	SW	SE	36	NE	NW	SW	SE

Total Red Rock Undeveloped Acreage: 33,440 Acres

27N 8E
27N 9E
27N 10E
26N 8E
26N 9E
26N 10E
25N 8E
25N 10E
Existing Licensed Acreage
Available Acreage
Leased Acreage
Copperhead Pipeline
Scissortail Pipeline
N
0'
12,500'
25,000'
37,500'

EXHIBIT A-5

SCALE: 1" = 12,500'

August 14, 2006

RESOLUTION

OF THE

OSAGE MINERALS COUNCIL

No. 1-37

WHEREAS,

1. The Osage Minerals Council, established pursuant to Article XV of the Osage Nation Constitution, is an independent agency within the Osage Nation; and

2. The Osage Nation Constitution vests the Osage Minerals Council with the powers to administer and develop the Osage Mineral Estate in accordance with the Act of June 28, 1906, 34 Stat. 539, as amended, such powers which prior to ratification of the Osage Nation Constitution were vested in the “Osage Tribal Council”; and

3. AMVEST Osage, Inc. has submitted a “Substituted and Replaced Amendment” deleting all references to a transfer fee for the Red Rock leased acreage (a copy of the Amendment is attached to and made a part of this Resolution). Since we could not agree upon a transfer fee, this Amendment deleting all references to a transfer fee for the Red Rock leased acreage should be approved; and

4. It appears to be in the best interest of the Osage Minerals Council to approve this “Substituted and Replaced Amendment.” THEREFORE, BE IT

RESOLVED;

1. The Osage Minerals Council hereby approves the “Substituted and Replaced Amendment” for AMVEST Osage, Inc.; and

2. The Chairperson of the Osage Minerals Council is hereby authorized to sign this Resolution.

CERTIFICATION

I hereby certify the foregoing Resolution No. 1—37 was considered by the Osage Minerals Council at a duly called meeting in Pawhuska, Oklahoma, at which a quorum was present and the same was adopted by a vote of 6 in favor, 1 abstained and 1 absent on this 18th day of October 2006.

Chairperson

Attest:

Secretary